UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of May, 2025.

Commission File Number: 001-36258

WHITECAP RESOURCES INC.

(Translation of registrant’s name into English)

3800, 525 8th Avenue S.W.

Calgary, Alberta T2P 1G1

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☐ Form 40-F ☒

EXPLANATORY NOTE

Purpose of the Filing

This Form 6-K is furnished by Whitecap Resources Inc. (“Whitecap”) to the U.S. Securities and Exchange Commission (the “SEC”) using the EDGAR format type 8-K12G3 pursuant to Rule 12g-3(f) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) to establish itself as the successor issuer to Veren Inc. (“Veren”) pursuant to Rule 12g-3(a). Whitecap expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying Whitecap’s reporting obligations under the Exchange Act. In addition, this report includes as an exhibit a press release published and made available by Whitecap to its shareholders on May 12, 2025.

Background and Succession Pursuant to Rule 12g-3

Effective on May 12, 2025, Whitecap acquired all of the issued and outstanding common shares of Veren (the “Veren Shares”) pursuant to a business combination agreement dated March 9, 2025, by and among Whitecap and Veren, in accordance with a court-approved plan of arrangement (the “Arrangement”) under the Business Corporations Act (Alberta). Pursuant to the Arrangement, Veren shareholders exchanged their Veren Shares for common shares of Whitecap (the “Whitecap Shares”) on the basis of 1.05 Whitecap Shares for each Veren Share. The Whitecap Shares issued in exchange for Veren Shares under the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof. As a result of the Arrangement, Whitecap became the successor issuer to Veren pursuant to Rule 12g-3(a) under the Exchange Act.

Prior to the effectiveness of the Arrangement, the Veren Shares were listed on the New York Stock Exchange (“NYSE”) under the trading symbol “VRN” and registered pursuant to Section 12(b) of the Exchange Act. Prior to the effectiveness of the Arrangement, the Whitecap Shares were not registered under Section 12 of the Exchange Act in reliance on the exemption provided by Rule 12g3-2(b) thereunder.

Upon effectiveness of the Arrangement, the Whitecap Shares are deemed registered under Section 12 of the Exchange Act pursuant to Rule 12g-3(a) thereunder. Rule 12g-3(a) provides that, in connection with a succession, securities of an issuer that are not already registered issued to the holders of securities of another issuer that are registered pursuant to either Section 12(b) or (g) of the Exchange Act will be deemed registered under the same paragraph of Section 12 of the Exchange Act.

The Whitecap Shares are deemed registered under Section 12(b) of the Exchange Act because the Veren Shares were registered under that paragraph of Section 12. However, the Whitecap Shares will not be listed on any national securities exchange. Therefore, the Whitecap Shares will effectively be registered under Section 12(g) of the Exchange Act.

Veren expects that the NYSE will file a Form 25 with the SEC for the removal of the Veren Shares from listing on the NYSE and the termination of the registration of the Veren Shares under Section 12(b) of the Exchange Act.

Whitecap intends to file a Form 15F with the SEC pursuant to Rule 12h-6(d) under the Exchange Act in order to terminate the registration of the Whitecap Shares under Section 12(g) of the Exchange Act and its duty to file reports under Section 13(a) or Section 15(d) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Whitecap Resources Inc.

	By:	/s/ Thanh Kang
Dated: May 12, 2025		Name:	Thanh Kang
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated May 12, 2025